UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21337

Western Asset Global High Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2007

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Western Asset Global High Income Fund Inc. (EHI)

SEMI-ANNUAL
REPORT

NOVEMBER 30, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Western Asset Global High Income Fund Inc.

Semi-Annual Report • November 30, 2007

What’s	Letter from the Chairman	I
Inside
	Fund at a Glance	1

	Schedule of Investments	2

	Statement of Assets and Liabilities	20

	Statement of Operations	21

	Statements of Changes in Net Assets	22

	Statement of Cash Flows	23

	Financial Highlights	24

Fund Objective	Notes to Financial Statements	25
The Fund’s primary
investment objective is high	Board Approval of Management and Subadvisory Agreements	34
current income. The Fund’s
secondary investment	Additional Shareholder Information	38
objective is total return.
	Dividend Reinvestment Plan	39

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer	Dear Shareholder,

Despite continued weakness in the housing market and a credit crunch that began in the summer of 2007, the U.S. economy was largely resilient during the six-month reporting period ended November 30, 2007. In the first quarter of 2007, U.S. gross domestic product (“GDP”)[i] growth was a tepid 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. Given the modest increase earlier in the year, this higher growth rate was not unexpected. The final estimate for third quarter GDP growth was 4.9%. A surge in inventory-building and robust exports supported the economy during the third calendar quarter. While initial fourth quarter 2007 GDP data will not be released until the end of January 2008, the Federal Reserve Board (“Fed”)ii, among others, anticipates that economic growth will moderate significantly.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in  the credit markets prompted the Fed to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered the discount rate and federal funds rate in October to 5.00% and 4.50%, respectively. In December 2007, after the end of the reporting period, the Fed again reduced rates, as it cut both the discount rate and federal funds rate another 0.25% to 4.75% and 4.25%, respectively. In its statement accompanying the December meeting, the Fed stated: “Incoming information

Western Asset Global High Income Fund Inc.	I

suggests that economic growth is slowing, reflecting the intensification of the housing correction and some softening in business and consumer spending. Moreover, strains in financial markets have increased in recent weeks. Today’s action, combined with the policy actions taken earlier, should help promote moderate growth over time.”

During the six-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. After falling during the first three months of 2007, yields then moved steadily higher during much of the second calendar quarter. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the six months ended November 30, 2007, two-year Treasury yields fell from 4.92% to 3.04%. Over the same period, 10-year Treasury yields fell from 4.90% to 3.97%. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 5.32%.

Increased investor risk aversion at the beginning and the end of the reporting period offset the gains in the high-yield bond market over the six months ended November 30, 2007. During that period, the Citigroup High Yield Market Index[v] returned -2.99%. While high-yield bond prices rallied in the middle of the period, flights to quality in June and July, as well as in November, dragged down the sector, despite continued low default rates.

II	Western Asset Global High Income Fund Inc.

Despite a dramatic flight to quality and weakness earlier in the reporting period, emerging markets debt generated positive results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 2.65% for the six months ended November 30, 2007. Overall solid demand, an expanding global economy, strong domestic spending and the Fed’s rate cuts supported the emerging market debt asset class.

Performance Review

For the six months ended November 30, 2007, Western Asset Global High Income Fund Inc. returned -3.17% based on its net asset value (“NAV”)vii and -14.36% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmarks, the Lehman Brothers U.S. Aggregate Index, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Indexviii and the EMBI Global, returned 5.32%, -2.84% and 2.65%, respectively, over the same time frame. The Lipper Global Income Closed-End Funds Category Averageix increased 2.20% for the same period. Please note that Lipper performance returns are based on each fund’s NAV per share.

During the six-month period, the Fund made distributions to shareholders totaling $0.51 per share (which may have included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2007. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2007 (unaudited)

Price Per Share	Six-Month Total Return

$13.70 (NAV)	-3.17%
$11.65 (Market Price)	-14.36%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Western Asset Global High Income Fund Inc.	III

Special Shareholder Notices

On August 15, 2007, the Board of Directors of Western Asset Global High Income Fund Inc. approved changes, to be effective on September 17, 2007, to the non-fundamental investment policies relating to the credit ratings of the securities in which the Fund may invest, as well as the types of securities in which the Fund may invest during periods of adverse market conditions.

Under the Fund’s amended non-fundamental investment policies recommended by Fund Management and approved by the Board of Directors, the Fund will usually attempt to maintain a portfolio with a weighted average credit rating of at least B3 by Moody’s Investor Service (“Moody’s”) or B- by Standard & Poor’s Corporation (“S&P”), or an equivalent rating by a nationally recognized statistical rating organization. Previously, the Fund was subject to a standard requiring it to attempt to maintain a portfolio with a weighted average credit quality rated at least Ba3 to A2 by Moody’s or BB- to A by S&P. A restriction prohibiting the Fund from investing over 80% of its managed assets in below investment grade fixed-income securities was also eliminated. These changes, which are further described below, are intended to provide the portfolio managers with additional flexibility to meet the Fund’s investment objectives and address recent and future developments in the market, although, the Fund’s portfolio managers do not currently anticipate that any dramatic changes in the Fund’s portfolio composition or investment approach will result.

As a result of the amendments to the Fund’s non-fundamental investment policies, the Fund may invest a greater percentage of its managed assets in securities rated below investment grade. High-yield, lower-quality securities, or “junk bonds,” are securities that are rated by a nationally recognized statistical rating organization below its top four long-term rating categories or unrated securities determined by the Fund’s investment manager to be of equivalent quality. The issuers of lower-quality securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower-quality securities are volatile and may go down due to market perceptions of

IV	Western Asset Global High Income Fund Inc.

deteriorating issuer creditworthiness or economic conditions. Lower-quality securities may become illiquid and hard to value in down markets. Securities rated below investment grade securities are considered speculative and, compared to investment grade securities, tend to have more volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments, greater risk of loss due to default or declining credit quality, greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments and greater susceptibility to negative market sentiments leading to depressed prices and decrease in liquidity.

The Board of Directors also approved a new policy providing that, during times when, in the judgment of Western Asset Management Company, the Fund’s subadviser, conditions in the securities markets would make pursuing the Fund’s basic investment strategy inconsistent with the best interest of the Fund’s stockholders, as a temporary defensive strategy, the subadviser may employ alternative strategies, including investment of all of the Fund’s assets in securities rated investment grade by any nationally recognized statistical rating organization, or in unrated securities of comparable quality. Previously, the Fund had no investment policies that addressed adverse market conditions.

Information About Your Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEHIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/individualinvestors.

Western Asset Global High Income Fund Inc.	V

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

December 28, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-Yield bonds involve greater credit and liquidity risks than investment grade bonds. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i   Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii   The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii  The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv  The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

v   The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi  The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii  NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade fixed-rate, taxable corporate bond market.

ix   Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended November 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 15 funds in the Fund’s Lipper category.

VI	Western Asset Global High Income Fund Inc.

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Corporate Bonds & Notes
36.7%
Mortgage-Backed Securities
32.0%
Sovereign Bonds
9.6%
U.S. Treasury Inflation Protected Security
1.2%
Collateralized Mortgage Obligations
0.6%
U.S. Government & Agency Obligations
0.2%
Collateralized Senior Loans
0.1%
Preferred Stocks
0.1%
Short-Term Investments
19.5%
0.0%
10.0%
20.0%
30.0%
40.0%
November 30, 2007

Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report	1

Schedule of Investments (November 30, 2007) (unaudited)

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Face Amount†	Security	Value
CORPORATE BONDS & NOTES — 65.3%
Aerospace & Defense — 0.9%
410,000	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$407,950
1,150,000	DRS Technologies Inc., Senior Subordinated Notes, 6.875% due 11/1/13 (a)	1,141,375
	Hawker Beechcraft Acquisition Co.:
600,000	Senior Notes, 8.875% due 4/1/15 (a)(b)(c)	594,000
905,000	Senior Subordinated Notes, 9.750% due 4/1/17 (a)(b)	916,313
845,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	871,406
	Total Aerospace & Defense	3,931,044
Airlines — 0.7%
	Continental Airlines Inc.:
209,843	8.388% due 11/1/20	208,794
270,000	Notes, 8.750% due 12/1/11	259,200
	Pass-Through Certificates:
49,867	6.541% due 3/15/08	49,493
399,507	8.312% due 4/2/11	397,968
290,000	7.339% due 4/19/14	272,600
1,590,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15 (a)(b)	1,677,450
	Total Airlines	2,865,505
Auto Components — 1.0%
900,000	Allison Transmission Inc., 11.250% due 11/1/15 (b)(c)	843,750
1,500,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13 (a)	1,110,000
2,565,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10 (a)	2,295,675
	Total Auto Components	4,249,425
Automobiles — 2.4%
	Ford Motor Co.:
	Debentures:
545,000	8.875% due 1/15/22	449,625
275,000	8.900% due 1/15/32	215,875
7,205,000	Notes, 7.450% due 7/16/31 (a)	5,475,800
	General Motors Corp.:
570,000	Notes, 7.200% due 1/15/11 (a)	531,525
	Senior Debentures:
300,000	8.250% due 7/15/23 (a)	247,500
3,570,000	8.375% due 7/15/33 (a)	2,980,950
	Total Automobiles	9,901,275
Beverages — 0.6%
2,330,000	Constellation Brands Inc., 8.375% due 12/15/14	2,359,125

See Notes to Financial Statements.

2	Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount†	Security	Value
Building Products — 1.2%
	Associated Materials Inc.:
25,000	Senior Discount Notes, step bond to yield 7.090% due 3/1/14	$16,375
1,560,000	Senior Subordinated Notes, 9.750% due 4/15/12 (a)	1,599,000
2,036,000	GTL Trade Finance Inc., 7.250% due 10/20/17 (b)	2,087,214
680,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14 (a)	554,200
1,130,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.542% due 3/1/14 (a)	672,350
	Total Building Products	4,929,139
Capital Markets — 0.0%
250,000	E*TRADE Financial Corp., Senior Notes, 7.375% due 9/15/13	186,875
Chemicals — 1.2%
429,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	450,450
	Georgia Gulf Corp., Senior Notes:
930,000	9.500% due 10/15/14 (a)	771,900
1,220,000	10.750% due 10/15/16 (a)	847,900
415,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14 (a)	447,163
	Lyondell Chemical Co., Senior Notes:
310,000	8.000% due 9/15/14 (a)	352,625
260,000	8.250% due 9/15/16 (a)	306,150
495,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12 (a)	533,362
1,190,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (a)(b)	934,150
220,000	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16 (a)	210,650
	Total Chemicals	4,854,350
Commercial Banks — 3.1%
2,370,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14 (a)(b)	2,402,588
1,050,000	Banco Mercantil del Norte SA, Subordinated Bonds, 6.135% due 10/13/16 (a)(b)(d)	1,060,146
	HSBK Europe BV:
1,700,000	7.250% due 5/3/17 (a)(b)	1,476,875
730,000	7.250% due 5/3/17 (b)	631,450
	ICICI Bank Ltd., Subordinated Bonds:
1,840,000	6.375% due 4/30/22 (b)(d)	1,651,161
454,000	6.375% due 4/30/22 (a)(b)(d)	403,288
	Russian Agricultural Bank, Loan Participation Notes:
1,692,000	7.175% due 5/16/13 (b)	1,749,020
1,529,000	6.299% due 5/15/17 (b)	1,438,636
	TuranAlem Finance BV, Bonds:
1,786,000	8.250% due 1/22/37 (a)(b)	1,424,335
780,000	8.250% due 1/22/37 (b)	622,050
	Total Commercial Banks	12,859,549
Commercial Services & Supplies — 1.9%
775,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11 (a)	740,125

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report	3

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount†	Security	Value
Commercial Services & Supplies — 1.9% (continued)
	Allied Waste North America Inc., Senior Notes:
900,000	7.375% due 4/15/14 (a)	$906,750
400,000	7.250% due 3/15/15 (a)	400,000
1,518,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13 (a)	1,586,310
1,100,000	Interface Inc., Senior Subordinated Notes, 9.500% due 2/1/14 (a)	1,149,500
745,000	Rental Services Corp., 9.500% due 12/1/14 (a)	694,712
2,510,000	US Investigations Services Inc., 10.500% due 11/1/15 (a)(b)	2,346,850
	Total Commercial Services & Supplies	7,824,247
Construction & Engineering — 0.2%
761,000	Odebrecht Finance Ltd., 7.500% due 10/18/17 (b)	770,513
Consumer Finance — 2.4%
	Ford Motor Credit Co.:
	Notes:
50,000	7.875% due 6/15/10 (a)	46,436
1,300,000	7.000% due 10/1/13 (a)	1,136,703
	Senior Notes:
1,650,000	10.944% due 6/15/11 (a)(d)	1,569,544
115,000	9.875% due 8/10/11 (a)	111,370
210,000	7.993% due 1/13/12 (a)(d)	183,139
440,000	8.000% due 12/15/16 (a)	385,565
	General Motors Acceptance Corp.:
5,820,000	Bonds, 8.000% due 11/1/31 (a)	4,949,898
2,040,000	Notes, 6.875% due 8/28/12 (a)	1,735,956
	Total Consumer Finance	10,118,611
Containers & Packaging — 1.0%
705,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14 (a)	650,362
805,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13 (a)	800,975
1,575,000	Owens-Illinois Inc., Senior Notes, 7.350% due 5/15/08 (a)	1,590,750
390,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (a)(b)	393,900
575,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (e)	7,188
745,000	Smurfit-Stone Container Enterprises Inc., Senior Notes, 8.375% due 7/1/12 (a)	731,962
	Total Containers & Packaging	4,175,137
Diversified Consumer Services — 0.4%
	Education Management LLC/Education Management Finance Corp.:
430,000	Senior Notes, 8.750% due 6/1/14 (a)	432,150
595,000	Senior Subordinated Notes, 10.250% due 6/1/16 (a)	609,875
	Service Corp. International:
140,000	Debentures, 7.875% due 2/1/13 (a)	143,181

See Notes to Financial Statements.

4	Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount†	Security	Value
Diversified Consumer Services — 0.4% (continued)
	Senior Notes:
185,000	7.625% due 10/1/18 (a)	$184,538
210,000	7.500% due 4/1/27 (a)	196,350
	Total Diversified Consumer Services	1,566,094
Diversified Financial Services — 1.5%
420,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (a)(b)	355,950
550,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)(b)	512,875
290,000	El Paso Performance-Linked Trust Certificates, Notes, 7.750% due 7/15/11 (a)(b)	305,147
540,000	Leucadia National Corp., Senior Notes, 8.125% due 9/15/15 (a)	540,000
135,000	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11 (a)	126,900
	TNK-BP Finance SA:
1,750,000	7.500% due 7/18/16 (a)(b)	1,695,575
1,490,000	Senior Notes, 7.875% due 3/13/18 (b)	1,473,237
890,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 9.952% due 10/1/15 (a)	658,600
555,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14 (a)	528,638
	Total Diversified Financial Services	6,196,922
Diversified Telecommunication Services — 3.1%
1,996,000	Axtel SAB de CV, 7.625% due 2/1/17 (b)	1,976,040
650,000	Cincinnati Bell Inc., Senior Notes, 7.000% due 2/15/15 (a)	615,875
120,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28 (a)	104,400
635,000	Citizens Communications Co., Senior Notes, 7.875% due 1/15/27 (a)	612,775
535,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15 (a)	553,725
	Intelsat Bermuda Ltd.:
755,000	9.250% due 6/15/16 (a)	772,931
1,505,000	Senior Notes, 11.250% due 6/15/16 (a)	1,565,200
25,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15 (a)	24,875
	Level 3 Financing Inc.:
965,000	9.250% due 11/1/14 (a)	870,913
70,000	9.150% due 2/15/15 (a)(d)	59,500
670,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16 (a)(b)	683,400
130,000	PAETEC Holding Corp., Senior Notes, 9.500% due 7/15/15 (a)(b)	129,675
1,520,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14 (a)	1,516,200
85,000	Qwest Corp., Notes, 8.944% due 6/15/13 (a)(d)	87,763
1,255,000	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13 (a)(b)	960,075
	Virgin Media Finance PLC, Senior Notes:
650,000	8.750% due 4/15/14 (a)	650,000
550,000	9.125% due 8/15/16 (a)	550,000
155,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15 (a)(b)	168,175
1,225,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (a)	1,277,062
	Total Diversified Telecommunication Services	13,178,584

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report	5

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount†	Security	Value
Electric Utilities — 0.8%
2,050,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14 (b)	$2,087,925
581,000	Enersis SA, Notes, 7.375% due 1/15/14 (a)	621,837
550,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10 (a)	602,250
	Total Electric Utilities	3,312,012
Electronic Equipment & Instruments — 0.2%
	NXP BV/NXP Funding LLC:
170,000	Senior Notes, 9.500% due 10/15/15 (a)	155,125
530,000	Senior Secured Notes, 7.875% due 10/15/14 (a)	511,450
	Total Electronic Equipment & Instruments	666,575
Energy Equipment & Services — 0.4%
560,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16 (a)	534,800
175,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14 (a)	177,625
750,000	Key Energy Services Inc., 8.375% due 12/1/14 (a)(b)	755,625
270,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14 (a)	278,100
	Total Energy Equipment & Services	1,746,150
Food & Staples Retailing — 0.2%
189,587	CVS Caremark Corp., Pass-Through Certificates, 5.298% due 1/11/27 (a)(b)	190,523
	CVS Lease Pass-Through Trust:
105,379	5.880% due 1/10/28 (a)(b)	103,314
646,651	6.036% due 12/10/28 (a)(b)	662,175
	Total Food & Staples Retailing	956,012
Food Products — 0.2%
	Dole Food Co. Inc., Senior Notes:
610,000	7.250% due 6/15/10 (a)	561,200
432,000	8.875% due 3/15/11 (a)	405,000
	Total Food Products	966,200
Gas Utilities — 0.3%
1,480,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13 (a)	1,431,900
Health Care Equipment & Supplies — 0.1%
330,000	Advanced Medical Optics Inc., 7.500% due 5/1/17 (a)	301,950
Health Care Providers & Services — 3.3%
1,180,000	Community Health Systems Inc., 8.875% due 7/15/15 (a)	1,197,700
1,300,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15 (a)	1,270,750
	HCA Inc.:
540,000	9.250% due 11/15/16 (a)	560,250
1,360,000	Notes, 6.375% due 1/15/15 (a)	1,135,600
400,000	Senior Notes, 6.500% due 2/15/16 (a)	335,000
3,770,000	Senior Secured Notes, 9.625% due 11/15/16 (a)(c)	3,930,225
1,675,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14 (a)	1,633,125

See Notes to Financial Statements.

6	Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount†	Security	Value
Health Care Providers & Services — 3.3% (continued)
240,000	Reable Therapeutics Finance LLC, 10.875% due 11/15/14 (a)(b)	$231,600
	Tenet Healthcare Corp., Senior Notes:
430,000	6.375% due 12/1/11 (a)	389,150
125,000	7.375% due 2/1/13 (a)	110,625
1,959,000	9.875% due 7/1/14 (a)	1,856,152
	Universal Hospital Services Inc., Secured Notes:
135,000	8.500% due 6/1/15 (a)(b)(c)	135,675
160,000	8.759% due 6/1/15 (a)(b)	158,400
1,080,000	US Oncology Holdings Inc., 10.759% due 3/15/12 (a)(c)	918,000
	Total Health Care Providers & Services	13,862,252
Hotels, Restaurants & Leisure — 4.0%
675,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14 (a)	646,312
675,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14 (a)	325,687
	Caesars Entertainment Inc.:
465,000	Senior Notes, 7.000% due 4/15/13 (a)	488,795
650,000	Senior Subordinated Notes, 8.875% due 9/15/08 (a)	664,625
539,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (a)(b)	517,440
875,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12 (a)	870,625
255,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13 (a)	248,625
825,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14 (a)	548,625
1,000,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10 (a)	1,051,250
975,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15 (a)	926,250
	MGM MIRAGE Inc.:
560,000	Notes, 6.750% due 9/1/12 (a)	545,300
	Senior Notes:
675,000	5.875% due 2/27/14 (a)	615,094
30,000	6.625% due 7/15/15 (a)	28,050
725,000	7.625% due 1/15/17 (a)	725,000
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
675,000	7.125% due 8/15/14 (a)	653,062
625,000	6.875% due 2/15/15 (a)	581,250
	Pinnacle Entertainment Inc., Senior Subordinated Notes:
450,000	8.250% due 3/15/12 (a)	456,750
675,000	8.750% due 10/1/13 (a)	691,875
940,000	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14 (a)(b)	1,010,500
95,000	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11 (a)	98,325
830,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15 (a)	726,250
1,150,000	Seneca Gaming Corp., Senior Notes, 7.250% due 5/1/12 (a)	1,161,500
	Snoqualmie Entertainment Authority, Senior Secured Notes:
150,000	9.063% due 2/1/14 (a)(b)(d)	144,000
145,000	9.125% due 2/1/15 (a)(b)	140,288

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report	7

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount†	Security	Value
Hotels, Restaurants & Leisure — 4.0% (continued)
	Station Casinos Inc.:
	Senior Notes:
110,000	6.000% due 4/1/12 (a)	$100,375
760,000	7.750% due 8/15/16 (a)	718,200
190,000	Senior Subordinated Notes, 6.875% due 3/1/16 (a)	152,238
2,000,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (a)(b)	2,020,000
	Total Hotels, Restaurants & Leisure	16,856,291
Household Durables — 0.8%
80,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16 (a) K Hovnanian Enterprises Inc., Senior Notes:	77,200
780,000	7.500% due 5/15/16 (a)	565,500
130,000	8.625% due 1/15/17 (a)	96,200
1,205,000	KB Home, Senior Subordinated Notes, 8.625% due 12/15/08	1,183,912
1,050,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11 (a)	1,060,500
445,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.838% due 9/1/12 (a)	402,725
	Total Household Durables	3,386,037
Household Products — 0.1%
490,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13 (a)	491,225
Independent Power Producers & Energy Traders — 4.7%
675,000	AES China Generating Co., Ltd., 8.250% due 6/26/10 (a)	657,545
	AES Corp.:
1,500,000	7.750% due 10/15/15 (a)(b)	1,496,250
	Senior Notes:
525,000	9.375% due 9/15/10 (a)	549,281
670,000	8.875% due 2/15/11 (a)	698,475
1,940,000	7.750% due 3/1/14 (a)	1,915,750
1,150,000	Dynegy Holdings Inc., 7.750% due 6/1/19 (a)	1,040,750
	Edison Mission Energy:
550,000	7.200% due 5/15/19 (a)	528,000
765,000	7.625% due 5/15/27	717,188
690,000	Senior Notes, 7.750% due 6/15/16 (a)	700,350
	Energy Future Holdings, Senior Notes:
1,110,000	10.875% due 11/1/17 (a)(b)	1,093,350
6,970,000	11.250% due 11/1/17 (a)(b)(c)	6,882,875
845,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13 (a)	851,338
	NRG Energy Inc., Senior Notes:
450,000	7.250% due 2/1/14 (a)	441,000
2,135,000	7.375% due 2/1/16 (a)	2,097,637
	Total Independent Power Producers & Energy Traders	19,669,789
Industrial Conglomerates — 0.2%
523,000	Koppers Inc., Senior Notes, 9.875% due 10/15/13 (a)	551,765

See Notes to Financial Statements.

8	Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount†	Security	Value
Industrial Conglomerates — 0.2% (continued)
205,000	Sequa Corp., Senior Notes, 9.000% due 8/1/09 (a)	$220,375
	Total Industrial Conglomerates	772,140
IT Services — 0.9%
	Ceridian Corp.:
230,000	11.250% due 11/15/15 (b)	215,338
520,000	12.250% due 11/15/15 (a)(b)(c)	492,700
1,240,000	First Data Corp., 9.875% due 9/24/15 (a)(b)	1,154,750
	SunGard Data Systems Inc.:
325,000	Senior Notes, 9.125% due 8/15/13 (a)	332,312
1,415,000	Senior Subordinated Notes, 10.250% due 8/15/15 (a)	1,464,525
145,000	Vangent Inc., 9.625% due 2/15/15 (a)	126,150
	Total IT Services	3,785,775
Machinery — 0.1%
190,000	Terex Corp., 8.000% due 11/15/17	191,900
Media — 4.0%
	Affinion Group Inc.:
1,105,000	Senior Notes, 10.125% due 10/15/13 (a)	1,113,287
380,000	Senior Subordinated Notes, 11.500% due 10/15/15 (a)	380,950
	CCH I Holdings LLC/CCH I Holdings Capital Corp.:
325,000	Senior Accreting Notes, 12.125% due 1/15/15 (a)	225,875
1,205,000	Senior Notes, 11.750% due 5/15/14 (a)	825,425
1,247,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (a)	1,091,125
	CCH II LLC/CCH II Capital Corp., Senior Notes:
1,050,000	10.250% due 9/15/10 (a)	1,042,125
309,000	10.250% due 10/1/13 (a)	307,455
185,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12 (a)	139,675
285,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11 (a)	220,875
400,000	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (a)(b)	394,000
575,000	CMP Susquehanna Corp., 9.875% due 5/15/14 (a)	485,875
	CSC Holdings Inc.:
425,000	Senior Debentures, 8.125% due 8/15/09 (a)	430,313
	Senior Notes:
550,000	8.125% due 7/15/09 (a)	556,875
250,000	7.625% due 4/1/11 (a)	246,250
575,000	6.750% due 4/15/12 (a)	541,937
1,367,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, 9.875% due 8/15/13 (a)	1,423,389
	EchoStar DBS Corp., Senior Notes:
375,000	7.000% due 10/1/13 (a)	390,000
1,775,000	6.625% due 10/1/14 (a)	1,801,625

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report	9

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount†	Security	Value
Media — 4.0% (continued)
1,175,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (a)	$1,104,500
455,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15 (a)	434,525
	R.H. Donnelley Corp., Senior Notes:
650,000	8.875% due 1/15/16 (a)	617,500
100,000	8.875% due 10/15/17 (a)(b)	94,750
1,100,000	Rogers Cable Inc., Senior Secured Notes, 7.875% due 5/1/12 (a)	1,216,273
270,000	Sun Media Corp., 7.625% due 2/15/13 (a)	260,550
690,000	TL Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (a)(b)	676,200
225,000	Videotron Ltee., Senior Notes, 6.375% due 12/15/15 (a)	208,688
	XM Satellite Radio Inc., Senior Notes:
370,000	9.411% due 5/1/13 (a)(d)	362,600
205,000	9.750% due 5/1/14 (a)	206,025
	Total Media	16,798,667
Metals & Mining — 3.6%
1,050,000	Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13 (a)(b)	1,075,129
4,210,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17 (a)	4,557,325
2,100,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15 (a)	2,184,000
525,000	Noranda Aluminum Holding Corp., Senior Notes, 10.488% due 11/15/14 (a)(b)(c)	458,063
495,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15 (a)	464,062
860,000	Ryerson Inc., 12.000% due 11/1/15 (a)(b)	848,175
250,000	Steel Dynamics Inc., 7.375% due 11/1/12 (a)(b)	249,375
500,000	Tube City IMS Corp., 9.750% due 2/1/15 (a)	477,500
	Vale Overseas Ltd., Notes:
1,448,000	8.250% due 1/17/34 (a)	1,734,617
2,934,000	6.875% due 11/21/36 (a)	3,064,592
	Total Metals & Mining	15,112,838
Multiline Retail — 0.8%
	Dollar General Corp.:
1,085,000	Senior Notes, 10.625% due 7/15/15 (a)(b)	992,775
995,000	Senior Subordinated Notes, 11.875% due 7/15/17 (a)(b)(c)	800,975
	Neiman Marcus Group Inc.:
600,000	7.125% due 6/1/28 (a)	549,000
165,000	Senior Notes, 9.000% due 10/15/15 (a)(c)	172,425
925,000	Senior Subordinated Notes, 10.375% due 10/15/15 (a)	987,437
	Total Multiline Retail	3,502,612
Oil, Gas & Consumable Fuels — 10.8%
1,395,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12 (a)	1,415,925
	Chesapeake Energy Corp., Senior Notes:
1,350,000	6.375% due 6/15/15 (a)	1,302,750
270,000	6.625% due 1/15/16 (a)	263,250
160,000	Colorado Interstate Gas Co., Senior Notes, 6.800% due 11/15/15 (a)	170,154
245,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15 (a)	248,062
458,174	Corral Finans AB, 10.243% due 4/15/10 (a)(b)(c)	423,811

See Notes to Financial Statements.

10	Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount†		Security	Value
Oil, Gas & Consumable Fuels — 10.8% (continued)
		El Paso Corp.:
		Medium-Term Notes:
2,050,000		7.375% due 12/15/12 (a)	$2,148,092
1,330,000		7.750% due 1/15/32 (a)	1,335,327
125,000		Notes, 7.875% due 6/15/12 (a)	131,449
70,000		El Paso Natural Gas Co., Bonds, 8.375% due 6/15/32 (a)	82,869
980,000		Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/66 (d)	1,024,657
1,530,000		EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11 (a)	1,495,575
		Gazprom:
		Bonds:
159,710,000	RUB	6.790% due 10/29/09 (a)	6,511,540
53,230,000	RUB	7.000% due 10/27/11 (a)	2,177,335
		Gazprom Loan Participation Notes:
890,000		6.212% due 11/22/16 (a)(b)	860,808
		Senior Notes:
1,179,000		6.510% due 3/7/22 (a)(b)	1,158,680
570,000		6.510% due 3/7/22 (a)(b)	548,511
61,340,000	RUB	Gazprom OAO, 6.950% due 8/6/09 (a)	2,508,493
655,000		International Coal Group Inc., Senior Notes, 10.250% due 7/15/14 (a)	622,250
		LUKOIL International Finance BV:
830,000		6.356% due 6/7/17 (a)(b)	790,575
946,000		6.656% due 6/7/22 (a)(b)	879,780
390,000		Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13 (a)	372,450
845,000		Northwest Pipeline Corp., Senior Notes, 7.000% due 6/15/16 (a)	922,106
		OPTI Canada Inc., Senior Secured Notes:
690,000		7.875% due 12/15/14 (a)(b)	676,200
445,000		8.250% due 12/15/14 (a)(b)	440,550
		Pemex Project Funding Master Trust:
5,640,000		6.625% due 6/15/35 (a)(b)	6,015,218
1,390,000		Senior Bonds, 6.625% due 6/15/35 (a)	1,482,474
510,000		Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13 (a)	538,050
410,000		Petroplus Finance Ltd., Senior Notes, 7.000% due 5/1/17 (a)(b)	379,250
		Petrozuata Finance Inc.:
1,800,000		8.220% due 4/1/17 (a)(b)	1,863,000
600,000		8.220% due 4/1/17 (a)(b)	615,000
1,245,000		SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)(b)	1,195,200
40,000		SESI LLC, Senior Notes, 6.875% due 6/1/14 (a)	38,800
660,000		Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11 (a)	656,700
550,000		TNK-BP Finance SA, 6.625% due 3/20/17 (a)(b)	503,690
355,000		W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14 (a)(b)	335,475
630,000		Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14 (a)	614,250
		Williams Cos. Inc.:
1,060,000		Notes, 8.750% due 3/15/32 (a)	1,285,250
1,000,000		Senior Notes, 7.625% due 7/15/19 (a)	1,112,500
		Total Oil, Gas & Consumable Fuels	45,146,056

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report	11

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount†	Security	Value

Paper & Forest Products — 0.7%
	Abitibi-Consolidated Co. of Canada:
190,000	Notes, 7.750% due 6/15/11 (a)	$154,850
	Senior Notes:
460,000	6.000% due 6/20/13 (a)	317,400
325,000	8.375% due 4/1/15 (a)	247,000
485,000	Abitibi-Consolidated Inc., Debentures, 7.400% due 4/1/18 (a)	332,225
	Appleton Papers Inc.:
375,000	Senior Notes, 8.125% due 6/15/11 (a)	369,375
715,000	Senior Subordinated Notes, 9.750% due 6/15/14 (a)	703,381
	NewPage Corp.:
885,000	Senior Secured Notes, 11.161% due 5/1/12 (a)(d)	933,675
65,000	Senior Subordinated Notes, 12.000% due 5/1/13 (a)	68,250
	Total Paper & Forest Products	3,126,156
Pharmaceuticals — 0.2%
1,270,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	1,009,650
Real Estate Investment Trusts (REITs) — 0.8%
30,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15 (a)	29,325
2,275,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13 (a)	2,292,063
155,000	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12 (a)	70,525
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
175,000	6.500% due 6/1/16 (a)	171,500
690,000	6.750% due 4/1/17 (a)	684,825
	Total Real Estate Investment Trusts (REITs)	3,248,238
Real Estate Management & Development — 0.3%
325,000	Ashton Woods USA LLC/Ashton Woods Finance Co.,
	Senior Subordinated Notes, 9.500% due 10/1/15 (a)	229,125
1,550,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15 (a)(b)	1,019,125
	Total Real Estate Management & Development	1,248,250
Road & Rail — 0.9%
790,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes,
	9.375% due 5/1/12	837,400
	Hertz Corp.:
750,000	Senior Notes, 8.875% due 1/1/14 (a)	753,750
1,860,000	Senior Subordinated Notes, 10.500% due 1/1/16 (a)	1,934,400
160,000	Kansas City Southern de Mexico, 7.625% due 12/1/13 (a)	161,200
190,000	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09 (a)	191,900
	Total Road & Rail	3,878,650
Semiconductors & Semiconductor Equipment — 0.1%
605,000	Freescale Semiconductor Inc., 8.875% due 12/15/14 (a)	555,844
Software — 0.2%
1,075,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16 (a)	927,188

See Notes to Financial Statements.

12	Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount†	Security	Value
Specialty Retail — 0.3%
	AutoNation Inc., Senior Notes:
335,000	7.243% due 4/15/13 (a)(d)	$316,575
85,000	7.000% due 4/15/14 (a)	80,750
590,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12 (a)	504,450
345,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15 (a)	369,150
	Total Specialty Retail	1,270,925
Textiles, Apparel & Luxury Goods — 0.5%
995,000	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15 (a)	1,003,706
1,375,000	Simmons Co., Senior Discount Notes, step bond to yield 9.983% due 12/15/14 (a)	1,093,125
	Total Textiles, Apparel & Luxury Goods	2,096,831
Tobacco — 0.1%
480,000	Alliance One International Inc., Senior Notes, 11.000% due 5/15/12 (a)	506,400
Trading Companies & Distributors — 0.7%
595,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (a)(b)	526,575
1,370,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16 (a)	1,274,100
1,115,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (a)(b)	1,031,375
	Total Trading Companies & Distributors	2,832,050
Transportation Infrastructure — 0.2%
	Saint Acquisition Corp.:
1,090,000	Secured Notes, 12.500% due 5/15/17 (a)(b)	583,150
310,000	Senior Secured Notes, 12.619% due 5/15/15 (a)(b)(d)	165,850
	Total Transportation Infrastructure	749,000
Wireless Telecommunication Services — 3.2%
630,000	ALLTEL Communications Inc., 10.375% due 12/1/17 (b)(c)	582,750
1,090,000	America Movil SAB de CV, 5.625% due 11/15/17 (a)	1,079,691
260,000	MetroPCS Wireless Inc., 9.250% due 11/1/14 (a)	247,650
1,105,000	Nextel Communications Inc., Senior Notes, 7.375% due 8/1/15 (a)	1,088,668
20,000	Rogers Wireless Communications Inc., Senior Secured Notes, 7.250% due 12/15/12 (a)	21,867
170,000	Rogers Wireless Inc., Senior Subordinated Notes, 8.000% due 12/15/12 (a)	177,533
	Rural Cellular Corp.:
260,000	Senior Notes, 9.875% due 2/1/10 (a)	271,050
900,000	Senior Secured Notes, 8.250% due 3/15/12 (a)	938,250
440,000	Senior Subordinated Notes, 8.580% due 6/1/13 (a)(b)	448,800
6,510,000	True Move Co., Ltd., 10.750% due 12/16/13 (a)(b)	6,737,850
1,708,000	UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16 (b)	1,733,962
	Total Wireless Telecommunication Services	13,328,071
	TOTAL CORPORATE BONDS & NOTES (Cost — $281,566,340)	273,700,029

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report	13

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount†	Security	Value
ASSET-BACKED SECURITIES — 0.0%
Home Equity — 0.0%
110,125	Finance America Net Interest Margin Trust, 5.250% due 6/27/34 (b)(f)	$99
	Sail Net Interest Margin Notes:
14,101	7.000% due 7/27/33 (b)	240
42,974	7.000% due 7/27/33 (b)(f)	172
	TOTAL ASSET-BACKED SECURITIES (Cost — $166,859)	511
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.0%
	Federal National Mortgage Association (FNMA) STRIP, IO:
8,263,342	5.500% due 1/1/33 (a)	1,930,905
10,114,273	5.500% due 7/1/33 (a)	2,383,290
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $5,278,044)	4,314,195
COLLATERALIZED SENIOR LOANS — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
988,207	Ashmore Energy International Term Loan, 8.198% due 3/30/14 (d)	953,620
131,105	Ashmore Energy International, Synthetic Revolving Credit Facility, 8.250% due 3/30/14 (d)	126,516
	Total COLLATERALIZED SENIOR LOANS (Cost — $1,116,757)	1,080,136
MORTGAGE-BACKED SECURITIES — 57.0%
FHLMC — 15.9%
	Federal Home Loan Mortgage Corp. (FHLMC):
2,114,418	5.910% due 10/1/36 (a)(d)	2,154,335
4,229,559	5.736% due 3/1/37 (a)(d)	4,290,286
3,541,637	5.888% due 5/1/37 (a)(d)	3,600,422
197,146	6.118% due 9/1/37 (a)(d)	200,612
	Gold:
10,000,000	5.500% due 12/12/37 (g)	10,001,560
2,700,000	6.000% due 12/12/37 (g)	2,740,921
40,000,000	5.000% due 1/14/38 (g)	39,256,240
4,230,000	FH 51 Hybrid, 1.000% due 12/1/37 (a)(g)	4,249,663
	TOTAL FHLMC	66,494,039
FNMA — 35.8%
	Federal National Mortgage Association (FNMA):
42,950,000	5.500% due 12/17/22-12/12/37 (g)	43,050,831
500,000	6.000% due 12/17/22 (g)	511,172
999,900	6.500% due 7/1/36	1,028,702
11,063,293	6.000% due 10/1/37	11,247,188
4,280,000	5.000% due 12/12/37 (g)	4,195,068
36,550,000	6.000% due 12/12/37 (g)	37,149,639
21,770,000	6.500% due 12/12/37 (g)	22,392,491

See Notes to Financial Statements.

14	Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount†		Security	Value
FNMA — 35.8% (continued)
31,420,000		5.000% due 1/14/38 (g)	$30,742,805
		TOTAL FNMA	150,317,896
GNMA — 5.3%
8,700,000		Government National Mortgage Association (GNMA), 6.500% due 12/19/37 (g)	9,003,143
12,800,000		Government National Mortgage Association (GNMA) II pool, 6.500% due 12/19/37 (g)	13,236,096
		TOTAL GNMA	22,239,239
		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $237,119,323)	239,051,174
SOVEREIGN BONDS — 17.1%
Argentina — 0.9%
		Republic of Argentina:
1,074,000	EUR	9.000% due 6/20/03 (e)	524,498
1,100,000	EUR	10.250% due 1/26/07 (e)	561,430
1,729,117	EUR	1.000% due 2/26/08 (e)	860,684
1,550,000	DEM	11.750% due 11/13/26 (e)	375,270
1,903,824	ARS	Bonds, 2.000% due 1/3/10 (a)(d)	1,227,929
522,000	EUR	Medium-Term Notes, 10.000% due 2/22/07 (e)	264,124
		Total Argentina	3,813,935
Brazil — 4.1%
		Brazil Nota do Tesouro Nacional:
1,000	BRL	10.000% due 1/1/10	540
32,108,000	BRL	10.000% due 7/1/10 (a)	17,171,453
		Total Brazil	17,171,993
Colombia — 1.0%
		Republic of Colombia:
544,000		11.750% due 2/25/20 (a)	810,560
2,852,000		7.375% due 9/18/37	3,215,630
		Total Colombia	4,026,190
Ecuador — 0.6%
2,765,000		Republic of Ecuador, 10.000% due 8/15/30 (a)(b)	2,682,050
Indonesia — 1.5%
		Republic of Indonesia:
15,399,000,000	IDR	10.250% due 7/15/22 (a)	1,553,830
28,956,000,000	IDR	11.000% due 9/15/25 (a)	3,036,165
11,646,000,000	IDR	9.750% due 5/15/37 (a)	1,062,425
525,000		8.500% due 10/12/35 (a)(b)	618,187
		Total Indonesia	6,270,607
Mexico — 1.2%
		United Mexican States:
300,000		11.375% due 9/15/16 (a)	427,515

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report	15

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount†		Security	Value
Mexico — 1.2% (continued)
		Medium-Term Notes:
84,000		5.625% due 1/15/17 (a)	$85,365
3,832,000		6.750% due 9/27/34 (a)	4,301,420
		Total Mexico	4,814,300
Panama — 1.6%
		Republic of Panama:
1,275,000		9.375% due 4/1/29 (a)	1,746,750
4,820,000		6.700% due 1/26/36 (a)	5,073,050
		Total Panama	6,819,800
Peru — 0.5%
		Republic of Peru:
278,000		8.750% due 11/21/33 (a)	367,655
1,774,000		Bonds, 6.550% due 3/14/37 (a)	1,853,830
50,000		Global Bonds, 7.350% due 7/21/25 (a)	57,125
		Total Peru	2,278,610
Russia — 2.0%
		Russian Federation:
777,804		8.250% due 3/31/10 (a)(b)	808,916
4,236,000		12.750% due 6/24/28 (a)(b)	7,709,520
		Total Russia	8,518,436
Turkey — 0.4%
1,896,000	TRY	Republic of Turkey, 14.000% due 1/19/11 (a)	1,524,335
Uruguay — 0.6%
2,229,935		Oriental Republic of Uruguay, Bonds, 7.625% due 3/21/36 (a)	2,458,503
Venezuela — 2.7%
		Bolivarian Republic of Venezuela:
365,000		8.500% due 10/8/14 (a)	346,294
10,497,000		5.750% due 2/26/16 (a)	8,227,023
475,000		7.650% due 4/21/25 (a)	401,375
		Collective Action Securities:
1,608,000		9.375% due 1/13/34 (a)	1,591,116
875,000		Notes, 10.750% due 9/19/13 (a)	927,500
		Total Venezuela	11,493,308
		TOTAL SOVEREIGN BONDS (Cost — $69,093,952)	71,872,067
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.4%
U.S. Government Agencies — 0.4%
410,000		Federal Home Loan Mortgage Corp. (FHLMC), Notes, 5.125% due 4/18/11 (a)	428,022
1,000,000		Federal National Mortgage Association (FNMA), 5.625% due 11/15/21 (a)	1,030,386
		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $1,410,785)	1,458,408

See Notes to Financial Statements.

16	Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount†	Security	Value
U.S. TREASURY INFLATION PROTECTED SECURITIES — 2.0%
	U.S. Treasury Bonds, Inflation Indexed:
3,056,518	2.000% due 1/15/26 (a)	$3,086,607
951,050	2.375% due 1/15/27 (a)	1,019,779
	U.S. Treasury Notes, Inflation Indexed:
735,245	2.000% due 1/15/16 (a)	758,451
1,695,350	2.375% due 1/15/17 (a)	1,802,635
1,709,962	2.625% due 7/15/17 (a)	1,862,123
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $7,958,950)	8,529,595

Shares
COMMON STOCK — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Household Durables — 0.0%
2,085,181	Home Interiors & Gifts Inc. (f)(h)* (Cost — $853,389)	20,852
PREFERRED STOCKS — 0.2%
CONSUMER DISCRETIONARY — 0.1%
Automobiles — 0.1%
32,400	Ford Motor Co., 8.000%	503,675
FINANCIALS — 0.1%
Diversified Financial Services — 0.1%
2,600	Preferred Plus, Trust, 7.400%	40,144
9,700	Saturns, 8.125%	166,161
	TOTAL FINANCIALS	206,305
	TOTAL PREFERRED STOCKS (Cost — $738,392)	709,980

Warrants
WARRANT — 0.0%
2,675	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20* (Cost — $82,925)	100,313
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $605,385,716)	600,837,260

Face Amount†
SHORT-TERM INVESTMENTS — 34.7%
Sovereign Bonds — 3.5%
5,701,000	MYR	Bank Negara Malaysia Monetary Notes, Series 4207, zero coupon bond to yield 3.420% due 4/22/08 (a)	1,671,506

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report	17

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount†		Security	Value
Sovereign Bonds — 3.5% (continued)
		Egypt Treasury Bills:
56,850,000	EGP	Zero coupon bond to yield 7.570% due 10/28/08 (a)	$9,617,253
20,625,000	EGP	Zero coupon bond to yield 6.800% due 11/11/08 (a)(h)	3,490,227
		Total Sovereign Bonds (Cost — $14,843,983)	14,778,986
U.S. Government Agencies — 23.3%
		Federal Home Loan Bank (FHLB):
15,000,000		Discount Notes, 4.310% due 12/10/07 (a)(i)	14,983,875
30,000,000		Discount Notes, 4.233% due 12/5/07 (a)(i)	29,985,900
48,700,000		Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, 4.350% due 12/10/07 (a)(i)	48,647,160
4,050,000		Federal National Mortgage Association (FNMA), Discount Notes, 5.203% due 3/17/08 (a)(i)(j)	4,000,801
		Total U.S. Government Agencies (Cost — $97,606,628)	97,617,736
Repurchase Agreement — 7.9%
33,175,000		Morgan Stanley tri-party repurchase agreement dated 11/30/07, 4.500% due 12/3/07; Proceeds at maturity — $33,187,441; (Fully collateralized by U.S. government agency obligations, 0.000% due 7/15/20 to 10/15/20; Market value — $33,930,527) (a) (Cost — $33,175,000)	33,175,000
		TOTAL SHORT-TERM INVESTMENTS (Cost — $145,625,611)	145,571,722
		TOTAL INVESTMENTS — 178.0% (Cost — $751,011,327#)	746,408,982
		Liabilities in Excess of Other Assets — (78.0)%	(327,109,431)
		TOTAL NET ASSETS — 100.0%	$419,299,551

*          Non-income producing security.

†             Face amount denominated in U.S. dollars, unless otherwise noted.

(a)      All or a portion of this security is segregated for open futures contracts, extended settlements, swap contracts, foreign currency contracts, mortgage dollar rolls, and securities traded on a to-be-announced (“TBA”) basis.

(b)      Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)      Payment-in-kind security for which part of the income earned may be paid as additional principal.

(d)      Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2007.

(e)      Security is currently in default.

(f)       Illiquid security.

(g)      This security is traded on a TBA basis (See Note 1).

(h)      Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(i)        Rate shown represents yield-to-maturity.

(j)       All or a portion of this security is held at the broker as collateral for open futures contracts.

#           Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

18	Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Abbreviations used in this schedule:

ARS	– Argentine Peso
BRL	– Brazilian Dollar
DEM	– German Mark
EGP	– Egyptian Pound
EUR	– Euro
IDR	– Indonesian Rupiah
IO	– Interest Only
MYR	– Malaysian Ringgit
OJSC	– Open Joint Stock Company
RUB	– Russian Ruble
STRIP	– Separate Trading of Registered Interest and Principal
TRY	– Turkish Lira

Schedule of Options Written

Contracts	Security	Expiration Date	Strike Price	Value
350,000	OTC Swaption Payer	1/22/08	$0.96	$443,310
	(Premium received — $311,500)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report	19

Statement of Assets and Liabilities (November 30, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $751,011,327)	$746,408,982
Foreign currency, at value (Cost — $500,726)	523,102
Cash	281
Receivable for securities sold	89,512,130
Dividends and interest receivable	7,998,837
Interest recievable for open swap contracts	1,000,000
Receivable from broker — variation margin on open futures contracts	42,576
Principal paydown receivable	3,628
Prepaid expenses	12,351
Total Assets	845,501,887
LIABILITIES:
Payable for securities purchased	318,242,023
Loan payable (Note 4)	100,000,000
Swap Contracts, at value (premiums received ($1,687,500))	6,541,830
Investment management fee payable	518,327
Options written, at value (premium received $311,500)	443,310
Interest payable	395,874
Payable for open forward currency contracts	37,832
Directors’ fees payable	1,248
Accrued expenses	21,892
Total Liabilities	426,202,336
Total Net Assets	$419,299,551
NET ASSETS:
Par value ($0.001 par value; 30,608,381 shares issued and outstanding; 100,000,000 shares authorized)	$30,608
Paid-in capital in excess of par value	436,420,710
Overdistributed net investment income	(572,064)
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(2,169,024)
Net unrealized depreciation on investments, futures contracts, options written, swap contracts and foreign currencies	(14,410,679)
Total Net Assets	$419,299,551
Shares Outstanding	30,608,381
Net Asset Value	$13.70

See Notes to Financial Statements.

20	Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report

Statement of Operations (For the six months ended November 30, 2007) (unaudited)

INVESTMENT INCOME:
Interest	$19,163,201
Dividends	55,406
Less: Foreign taxes withheld	(18,604)
Total Investment Income	19,200,003
EXPENSES:
Investment management fee (Note 2)	3,180,371
Interest expense (Note 4)	2,824,493
Commitment fees (Note 4)	97,768
Directors’ fees	49,947
Custody fees	49,504
Audit and tax	45,648
Shareholder reports	33,564
Legal fees	19,849
Stock exchange listing fees	12,773
Transfer agent fees	5,289
Insurance	1,647
Miscellaneous expenses	5,230
Total Expenses	6,326,083
Net Investment Income	12,873,920
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	6,748,125
Futures contracts	(5,391,060)
Swap contracts	781,250
Foreign currency transactions	(106,348)
Net Realized Gain	2,031,967
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(19,264,541)
Futures contracts	(1,471,804)
Options written	(131,810)
Swap contracts	(8,229,330)
Foreign currencies	(21,301)
Change in Net Unrealized Appreciation/Depreciation	(29,118,786)
Net Loss on Investments, Futures Contracts, Options Written, Swap Contracts and Foreign Currency Transactions	(27,086,819)
Decrease in Net Assets From Operations	$(14,212,899)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report	21

Statements of Changes in Net Assets

For the six months ended November 30, 2007 (unaudited)
and the year ended May 31, 2007

	November 30	May 31
OPERATIONS:
Net investment income	$12,873,920	$25,494,503
Net realized gain (loss)	2,031,967	(895,017)
Change in net unrealized appreciation/depreciation	(29,118,786)	25,360,322
Increase from payment by affiliate	—	5,862
Increase (Decrease) in Net Assets From Operations	(14,212,899)	49,965,670
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(15,610,274)	(24,262,360)
Net realized gains	—	(7,858,440)
Decrease in Net Assets From Distributions to Shareholders	(15,610,274)	(32,120,800)
FUND SHARE TRANSACTIONS (NOTE 6):
Proceeds from shares issued in reinvestment of distributions (66,306 shares issued)	—	952,900
Increase in Net Assets From Fund Share Transactions	—	952,900
Increase (Decrease) in Net Assets	(29,823,173)	18,797,770

NET ASSETS:
Beginning of period	449,122,724	430,324,954
End of period*	$419,299,551	$449,122,724

*Includes undistributed (overdistributed) net investment income of:	$(572,064)	$2,164,290

See Notes to Financial Statements.

22	Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report

Statement of Cash Flows (For the six months ended November 30, 2007) (unaudited)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$16,880,050
Operating expenses paid	(3,511,065)
Net purchases of short-term investments	37,192,389
Realized loss on foreign currency transactions	(106,348)
Realized loss on futures contracts	(5,391,060)
Realized gain on swap contracts	781,250
Net change in unrealized depreciation on futures contracts	(1,471,804)
Net change in unrealized appreciation on foreign currencies	148,689
Purchases of long-term investments	(1,249,447,022)
Proceeds from disposition of long-term investments	1,434,188,790
Premium for written swaps	(1,687,500)
Premium for written options	443,310
Change in payable to broker — variation margin	(151,494)
Change in payable for open forward currency contracts	50,618
Interest paid	(2,969,918)
Net Cash Provided By Operating Activities	224,948,885
CASH FLOWS USED BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(15,610,274)
Net receipt from dollar roll transactions	(209,044,999)
Net Cash Flows Used By Financing Activities	(224,655,273)
Net Increase In Cash	293,612
Cash, Beginning of period	229,771
Cash, End of period	$523,383
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$(14,212,899)
Accretion of discount on investments	(1,320,344)
Amortization of premium on investments	554,616
Decrease in investments, at value	15,876,204
Increase in payable for securities purchased	315,888,819
Increase in interest receivable	(1,554,225)
Decrease in premium for written swaps	(1,687,500)
Increase in premium for written options	443,310
Increase in receivable for securities sold	(88,783,320)
Increase in payable for open forward currency contracts	50,618
Decrease in payable to broker — variation margin	(151,494)
Decrease in prepaid expenses	5,043
Decrease in interest payable	(145,425)
Decrease in accrued expenses	(14,518)
Total Adjustments	239,161,784
Net Cash Flows Provided By Operating Activities	$224,948,885

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report	23

Financial Highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

	2007(1)		2007		2006		2005(2)	2004(2)(3)
Net Asset Value, Beginning of Period	$14.67		$14.09		$14.76		$14.50	$14.30	(4)
Income (Loss) From Operations:
Net investment income	0.42		0.83		0.95		1.02	1.00
Net realized and unrealized gain (loss)	(0.88)		0.80		0.00	(5)	0.51	0.23
Total Income (Loss) From Operations	(0.46)		1.63		0.95		1.53	1.23
Less Distributions From:
Net investment income	(0.51)		(0.79)		(0.97)		(1.06)	(0.97)
Net realized gains	—		(0.26)		(0.65)		(0.17)	(0.06)
Return of capital	—		—		—		(0.04)	—
Total Distributions	(0.51)		(1.05)		(1.62)		(1.27)	(1.03)
Increase in Net Asset Value Due to Shares Issued on Reinvestment of Distributions	—		0.00	(5)	—		—	0.00	(5)
Net Asset Value, End of Period	$13.70		$14.67		$14.09		$14.76	$14.50
Market Price, End of Period	$11.65		$14.17		$12.42		$12.96	$13.76
Total Return, Based on NAV(6)	(3.17)%		11.96	%(7)	6.57%		10.92%	8.44%
Total Return, Based on Market Price(8)	(14.36)%		23.25%		8.46%		3.15%	(1.63)%
Net Assets, End of Period (000s)	$419,300		$449,123		$430,325		$450,716	$442,892
Ratios to Average Net Assets:
Gross expenses	2.93	%(9)	2.86%		2.63%		2.14%	1.79	%(9)
Gross expenses, excluding interest expense	1.62	(9)	1.58		1.58		1.55	1.45	(9)
Net expenses	2.93	(9)	2.86	(10)	2.62	(10)	2.14	1.79	(9)
Net expenses, excluding interest expense	1.62	(9)	1.58	(10)	1.58	(10)	1.55	1.45	(9)
Net investment income	5.97	(9)	5.77		6.43		6.85	7.93	(9)

Portfolio Turnover Rate(11)	265%		201%		111%		88%	100%

Supplemental Data:
Loans Outstanding, End of Period (000s)	$100,000		$100,000		$100,000		$100,000	$100,000
Asset Coverage (000s)	$519,300		$549,123		$530,325		$550,716	$542,892
Asset Coverage for Loan Outstanding	519%		549%		530%		551%	543%
Weighted Average Loan (000s)	$100,000		$100,000		$100,000		$100,000	$108,367
Weighted Average Interest Rate on Loans	5.56%		5.67%		4.71%		2.70%	1.65	%(9)

(1)	For the six months ended November 30, 2007 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)	For the period July 28, 2003 (inception date) to May 31, 2004.
(4)	Initial public offering price of $15.00 per share less offering costs and sales load totaling $0.70 per share.
(5)	Amount represents less than $0.01 per share.
(6)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(7)	The prior investment manager fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(8)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
(9)	Annualized.
(10)	Reflects fee waivers and/or expense reimbursements.
(11)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 533%, 527%, 437%, and 285% for the years ended May 31, 2007, 2006, 2005, and the period ended May 31, 2004, respectively.

See Notes to Financial Statements.

24	Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.   Organization and Significant Accounting Policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign denominated futures, variation margins are not settled daily. The

Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report	25

Notes to Financial Statements (unaudited) (continued)

Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a

26	Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(i)  Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(j) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon

Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report	27

Notes to Financial Statements (unaudited) (continued)

prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recorded as realized gain or loss on the Statement of Operations.

28	Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(l)  Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings. LMPFA has delegated to the subadvisers the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund

Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund.

During the periods in which the Fund is utilizing borrowings, the fee which is payable to the investment manager as a percentage of the Fund’s assets will be higher than if the Fund did not utilize borrowings because the fee is calculated as a percentage of the Fund’s net assets, including those investments purchased with borrowings. Borrowings for the

Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report	29

Notes to Financial Statements (unaudited) (continued)

purpose of the calculation of the management fee include loans from certain financial institutions, the use of mortgage dollar roll transactions and reverse repurchase agreements.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended November 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

		U.S. Government &
	Investments	Agency Obligations
Purchases	$97,431,604	$1,467,904,237
Sales	78,626,862	1,442,184,261

At November 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$13,382,280
Gross unrealized depreciation	(17,984,625)
Net unrealized depreciation	$(4,602,345)

At November 30, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Eurodollar	109	3/08	$26,051,733	$26,113,675	$61,942
Japanese Yen	48	12/07	5,264,771	5,407,200	142,429
					$204,371
Contracts to Sell:
Australian Dollar	16	12/07	$1,329,600	$1,410,880	$(81,280)
Eurodollar	32	12/07	5,536,840	5,857,200	(320,360)
U.S. Treasury Bond	2	12/07	222,599	234,375	(11,776)
U.S. Treasury Bond	49	3/08	5,744,614	5,742,187	2,427
U.S. Treasury 2 Year Note	45	3/08	9,437,916	9,454,922	(17,006)
U.S. Treasury 5 Year Note	48	12/07	5,129,065	5,298,000	(168,935)
U.S. Treasury 5 Year Note	284	3/08	31,210,736	31,271,062	(60,326)
U.S. Treasury 10 Year Note	208	12/07	22,717,991	23,695,750	(977,759)
U.S. Treasury 10 Year Note	304	3/08	34,379,800	34,413,750	(33,950)
					$(1,668,965)
Net Unrealized Loss on Open Futures Contracts					$(1,464,594)

30	Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

At November 30, 2007, the Fund had open forward foreign currency contracts as described below:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Buy:
Pound Sterling	1,683,000	$3,452,724	2/12/08	$(37,832)

During the six months ended November 30, 2007, written option transactions for the Fund were as follows:

	Number of
	Contracts	Premiums
Options written, outstanding May 31, 2007	—	—
Options written	35,000,000	$311,500
Options closed	—	—
Options expired	—	—
Options written, outstanding November 30, 2007	35,000,000	$311,500

At November 30, 2007, the Fund held TBA securities with a total cost of $214,780,286. The average monthly balance of mortgage dollar rolls outstanding for the fund for the six months ended November 30, 2007 was approximately $215,216,873.

At November 30, 2007, the Fund held the following credit default swap contract:

Swap Counterparty:	Barcalays Capital Inc.
Effective Date:	10/11/2007
Referenced Entity:	CDX North America Crossover Index
Notional Amount:	150,000,000
Payments received by the Fund:	3.75% quarterly
Payments made by the Fund:	Payment only if credit event occurs
Termination Date:	12/20/2012
Unrealized Depreciation	$(8,229,330)

4. Loan

At November 30, 2007, the Fund had a $150,000,000 credit line available pursuant to a revolving credit and security agreement dated as of December 21, 2006 (“Agreement”), with CIESCO, LLC and Citibank, N.A. (“Citibank”). Citibank acts as administrative agent and secondary lender. Also as of November 30, 2007, the Fund had a $100,000,000 loan outstanding pursuant to the Agreement. The loan generally bears interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total amount of the loan available, whether used or unused. For the six months ended November 30, 2007, the Fund paid $97,768 in commitment fees.

Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report	31

Notes to Financial Statements (unaudited) (continued)

Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months ended November 30, 2007, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $100,000,000 and the weighted average interest rate was 5.56%. Total interest expense incurred on the loan for the period was $2,824,493.

5. Distributions Subsequent to November 30, 2007

On November 19, 2007, the Board of Directors declared 3 dividends, each in the amount of $0.085 per share, payable on December 28, 2007, January 25, 2008 and February 29, 2008, to shareholders of record on December 21, 2007, January 18, 2008 and February 22, 2008, respectively.

6. Capital Shares

On October 22, 2003, the Fund’s Board authorized the Fund to repurchase from time to time in the open market up to 3,000,000 shares of the Fund’s common stock. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund’s Board. Since inception of the repurchase plan, the Fund has not repurchased any shares.

7. Capital Loss Carryforward

As of May 31, 2007, the Fund had a net capital loss carrryforward of $2,706,694, which expires in 2015. These amounts will be available to offset any future taxable gains.

8. Other Matters

As previously disclosed, on September 16, 2005, the staff of the Securities and Exchange Commission (“SEC”) informed Smith Barney Fund Management (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

9. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must

32	Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was June 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

Western Asset Global High Income Fund Inc. 2007 Semi-Annual Report	33

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2007, the Board of Western Asset Global High Income Fund Inc. (the “Fund”), including the Fund’s Board members that are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “Independent Board Members”), approved the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company (the “Subadviser”) for a period of one year. To assist in its consideration of the renewals of the Management and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. A presentation made by the Manager and Subadviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management and Sub-Advisory Agreements encompassed the Fund and all the funds for which the Board has responsibility. In addition to the Contract Renewal Information, including information presented by management at the Contract Renewal Meeting, the Board received information throughout the year related to the services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and reflected the knowledge and familiarity gained as Board members of the Fund and other funds in the same complex with respect to the services provided to the Fund by the Manager and Subadviser.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each function encompassed by the Management Agreement.

In approving the Management Agreement and Sub-Advisory Agreement, the Fund’s Board, including the Independent Board Members, considered the factors below.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed information received from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to the Legg Mason funds’ parent organization, Legg Mason, Inc. (“Legg Mason”).

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and Subadviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager or the Subadviser, and the existence of quality controls

34	Western Asset Global High Income Fund Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

applicable to brokerage allocation procedures. In addition, the Manager also reported generally to the Board on, among other things, its business plans, recent organizational changes, including Legg Mason’s plans to address the pending retirement of its Chief Executive Officer, and the compensation plan for the Fund’s portfolio managers.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement have been acceptable under the circumstances.

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of all funds (including the Fund) classified by Lipper as closed-end leveraged global income funds regardless of asset size or primary distribution channel. The Performance Universe consisted of six funds, including the Fund and two other funds in the Legg Mason fund complex that are managed by the Subadviser. The remaining three funds in the Performance Universe were in a single fund complex. The Board noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and, at the Board’s request, its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of its Performance Universe showed, among other things, that the Fund’s performance for the 1- and 3-year periods ended June 30, 2007 was in each case below the Performance Universe median. The Board considered the Manager’s explanation of the underperformance relative to the Performance Universe. Among other things, the Manager noted that the small size and the composition of the Performance Universe made meaningful comparisons difficult.

Based on its review, which included consideration of all of the information and factors noted above, the Board concluded that the Fund’s performance, viewed on an absolute performance basis, supported continuation of the Management and Sub-advisory Agreements for an additional one-year period but that it will continue to evaluate the Fund’s performance.

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in a relevant expense group (the “Expense

Western Asset Global High Income Fund Inc.	35

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Universe”) selected and provided by Lipper for the year ended June 30, 2007. The Expense Universe consisted of all funds, including the Fund, classified by Lipper as closed-end leveraged global income funds, excluding certain funds regarded by Lipper as inappropriate for comparative purposes. The Expense Universe consisted of six funds that had assets ranging from $155.4 million to $2.3 billion. The Expense Universe funds were identical to the Performance Universe funds.

The Lipper Expense Information, comparing the Management Fee as well as its actual total expenses to the Fund’s Expense Universe, showed that the Management Fee, whether on a contractual basis or an actual basis (i.e., giving in effect to a voluntary fee waiver implemented by the Manager), was above the median for the Expense Universe on a common assets basis. The actual total expenses of the Fund also were above the Expense Universe median on a common assets basis. On the basis of common and leveraged assets, the Fund’s contractual and actual Management Fees were both above the Expense Universe median. The Fund’s actual total expenses also were above the Expense Universe median on that basis. The Management Fee and the Fund’s total expenses were not the highest in the Performance Universe on either a contractual or actual basis.

The Board considered the Manager’s view that the small size and the composition of the Expense Universe, including the wide range of sizes among the six constituent funds, limited the value of the comparison.

The Board also reviewed information provided by the Manager regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

The Board, as part of the Contract Renewal Information, received a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data, together with a report from an outside consultant that had reviewed the Manager’s methodology. The

36	Western Asset Global High Income Fund Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had increased during the past year. The Board expressed its concern regarding the increasing level of profitability to the Manager from providing services to the Fund but noted that the Manager had implemented a new allocation methodology in 2007 which was used in preparing the profitability analysis presented at the Contract Renewal Meeting and that the methodology was subject to further review and refinement. The Board consequently concluded that it would be appropriate to continue to monitor profitability in light of the parties’ limited experience with the new allocation methodologies.

The Board received and discussed information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund, growth in its assets will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board noted that the Management Fee is lower than the average of management fees paid by the other funds in the Expense Universe. The Board determined that the management fee structure was reasonable under present circumstances.

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund, including the opportunity to obtain research services from brokers who effect Fund portfolio transactions.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were not considered to be excessive under the circumstances.

In light of all of the foregoing, the Board approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and Sub-Advisory Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the proposed continuance of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset Global High Income Fund Inc.	37

Additional Shareholder Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Western Asset Global High Income Fund Inc. was held on September 18, 2007, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting.

Election of Directors

Nominees	Votes For	Votes Withheld
R. Jay Gerken	25,984,793	443,699
Dr. Riordan Roett	25,987,744	487,383
Jeswald W. Salacuse	25,986,837	444,596

At November 30, 2007, in addition to R. Jay Gerken, Dr. Riordan Roett and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

38	Western Asset Global High Income Fund Inc.

Dividend Reinvestment Plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as distribution paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment

Western Asset Global High Income Fund Inc.	39

Dividend Reinvestment Plan (unaudited) (continued)

of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-877-366-6441.

40	Western Asset Global High Income Fund Inc.

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Western Asset Global
High Income Fund Inc.

DIRECTORS	WESTERN ASSET
Carol L. Colman	GLOBAL HIGH
Daniel P. Cronin	INCOME FUND INC.
Paolo M. Cucchi	125 Broad Street
Leslie H. Gelb	10th Floor, MF-2
R. Jay Gerken, CFA	New York, New York 10004
Chairman
William R. Hutchinson	INVESTMENT MANAGER
Dr. Riordan Roett	Legg Mason Partners
Jeswald W. Salacuse	Fund Advisor, LLC

OFFICERS	SUBADVISERS
R. Jay Gerken, CFA	Western Asset Management
President and	Company
Chief Executive Officer	Western Asset Management
Company Limited
Kaprel Ozsolak
Chief Financial Officer	CUSTODIAN
and Treasurer	State Street Bank and
Trust Company
Ted P. Becker	225 Franklin Street
Chief Compliance Officer	Boston, Massachusetts 02110

Thomas C. Mandia	TRANSFER AGENT
Assistant Secretary	American Stock Transfer &
Trust Company
Albert Laskaj	59 Maiden Lane
Controller	New York, NY 10038

Steven Frank	INDEPENDENT
Controller	REGISTERED PUBLIC
ACCOUNTING FIRM
Robert I. Frenkel	KPMG LLP
Secretary and	345 Park Avenue
Chief Legal Officer	New York, New York 10154

LEGAL COUNSEL
Simpson Thacher &
Bartlett LLP
425 Lexington Avenue
New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL
EHI

This report is transmitted to the shareholders of Western Asset Global High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer

& Trust Company

59 Maiden Lane,

New York, New York 10038

WASX010654 1/08    SR07-485

Western Asset Global
High Income Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 as amended, that from time to time the Fund may purchase at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	Principal Accountant Fees and Services

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)          The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global High Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global High Income Fund Inc.

Date:	February 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global High Income Fund Inc.

Date:	February 6, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Global High Income Fund Inc.

Date:	February 6, 2008